UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 30, 2008

PRIMUS GUARANTY, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-32307	Not Required
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 441-296-0519
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits.
Signature
Index to Exhibits
EX-99.1: PRESS RELEASE

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d) At the meeting of the board of directors of Primus Guaranty, Ltd., or the Company, held on July 30, 2008, James MacNaughton was elected to the Company’s board of directors, as a Class 1 director with a term expiring in 2010. Mr. MacNaughton was named to the board’s Audit and Finance and Investment Committees. His election fills a vacancy and brings the size of the board to 10 directors.
     The foregoing descriptions are qualified in their entirety by reference to the Press Release dated July 31, 2008, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit 99.1	Press Release dated July 31, 2008 issued by the Registrant

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

	By:	/s/ Richard Claiden
Richard Claiden Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)

Dated: August 1, 2008

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated July 31, 2008 issued by the Registrant